As filed with the Securities and Exchange Commission on June 28, 2002.


                                                      Registration No. 333-57402
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                         Post-effective Amendment No.1


                        -------------------------------

                      LSW VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                    LIFE INSURANCE COMPANY OF THE SOUTHWEST
                              (Name of depositor)
                           1300 West Mockingbird Lane
                              Dallas, Texas 75247
         (Complete address of depositor's principal executive offices)

                         -----------------------------

                               D. Russell Morgan
                           Assistant General Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont 05604
                (name and complete address of agent for service)

                        -------------------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, DC 20004-2415

                        -------------------------------

                       TITLE OF SECURITIES BEING OFFERED:

          Flexible premium variable universal life insurance policies.

                        -------------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                LSW ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE

                              P R O S P E C T U S


                               DATED June 28, 2002


                    LIFE INSURANCE COMPANY OF THE SOUTHWEST
                    Home Office: 1300 West Mockingbird Lane,
                              Dallas, Texas 75247

                       LSW VARIABLE LIFE INSURANCE ACCOUNT
                           Telephone: (800) 537-7003

           This prospectus describes the LSW Advantage policy, a variable universal life insurance policy offered by Life Insurance Company of the Southwest, or LSW. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

           We deduct certain charges from premium payments. Then these premium payments go to the LSW Variable Life Insurance Account, a separate account of LSW, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account currently has twenty-six subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:


------------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE       ALGER AMERICAN FUND             AMERICAN CENTURY VARIABLE       DREYFUS SOCIALLY RESPONSIBLE
  PRODUCTS TRUST                                          PORTFOLIOS, INC.                GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND       GROWTH PORTFOLIO                VP INCOME & GROWTH PORTFOLIO    SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND     LEVERAGED ALLCAP PORTFOLIO      VP VALUE PORTFOLIO              FUND, INC.
SMALL COMPANY FUND      SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Managed by NL Capital   Managed by by Fred Alger        Managed by American Century     Managed by The Dreyfus
Management, Inc.        Management, Inc                 Investment Management, Inc.     Corporation
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE                             INVESCO VARIABLE
---------------------------                             ----------------
PRODUCTS FUNDS                                          INSURANCE FUNDS, INC.           J.P. MORGAN SERIES TRUST II
--------------                                          ---------------------           ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO CONTRAFUND PORTFOLIO            VIF - DYNAMICS FUND             INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO        INDEX 500 PORTFOLIO             VIF - HEALTH SCIENCES FUND         PORTFOLIO
HIGH INCOME PORTFOLIO   INVESTMENT GRADE BOND           VIF - TECHNOLOGY                FUND SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO      PORTFOLIO
                                                        Managed by INVESCO Group        Managed by J. P. Morgan
Managed by Fidelity     Managed by Fidelity              Funds, Inc.                     Investment Management, Inc. -
Investments             Investments
------------------------------------------------------------------------------------------------------------------------------------
                        NEUBERGER BERMAN ADVISERS       STRONG VARIABLE INSURANCE       STRONG OPPORTUNITY FUND II
                        -------------------------       -------------------------       --------------------------
                        MANAGEMENT TRUST                FUNDS, INC.
                        ----------------                -----------
------------------------------------------------------------------------------------------------------------------------------------
                        PARTNERS PORTFOLIO              MID CAP GROWTH FUND II          OPPORTUNITY FUND II
                        Managed by Neuberger Berman     Managed by Strong Capital       Managed by Strong Capital
                        Management, Inc.                Management, Inc.                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                          PAGE
Summary Description of the Policy.........................................................................1
         The Policy ......................................................................................1
         The Separate Account.............................................................................1
         Availability of Policy...........................................................................2
         The Death Benefit................................................................................2
         Flexibility to Adjust Amount of Death Benefit....................................................2
         Accumulated Value................................................................................3
         Allocation of Net Premiums.......................................................................3
         Transfers........................................................................................3
         Free-Look Privilege..............................................................................3
         Charges Assessed in Connection with the Policy...................................................4
         Loan Privilege...................................................................................7
         Withdrawal of Cash Surrender Value...............................................................7
         Surrender of the Policy..........................................................................8
         Available Automated Fund Management Features.....................................................8
         Tax Treatment....................................................................................8
                  Illustrations...........................................................................8
         Questions........................................................................................8
Life Insurance Company of the Southwest, The Separate Account, and The Funds..............................10
         Life Insurance Company of the Southwest..........................................................10
         The Separate Account.............................................................................10
         Sentinel Variable Products Trust.................................................................11
         Alger American Fund..............................................................................11
         American Century Variable Portfolios, Inc........................................................12
         The Dreyfus Socially Responsible Growth Fund, Inc................................................12
         Fidelity Variable Insurance Products Funds ......................................................13
         INVESCO Variable Investment Funds, Inc...........................................................14
         J. P. Morgan Series Trust II.....................................................................14
         Neuberger Berman Advisers Management Trust.......................................................15
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc........................16
         Other Information................................................................................16
         The General Account..............................................................................17
Detailed Description of Policy Provisions.................................................................17
         Death Benefit....................................................................................17
         Ability to Adjust Face Amount....................................................................19
         How the Duration of the Policy May Vary..........................................................20
         Accumulated Value................................................................................20
         Payment and Allocation of Premiums...............................................................21
Charges and Deductions....................................................................................25
         Premium Tax Charge...............................................................................25
         Surrender Charge.................................................................................25
         Monthly Deductions...............................................................................26
         Mortality and Expense Risk Charge................................................................29
         Withdrawal Charge................................................................................29
         Transfer Charge..................................................................................29
         Projection Report Charge.........................................................................29
         Other Charges....................................................................................29

                                                                                                          PAGE
Policy Rights and Privileges..............................................................................32
         Loan Privileges..................................................................................32
         Surrender Privilege..............................................................................34
         Withdrawal of Cash Surrender Value...............................................................34
         Free-Look Privilege..............................................................................36
         Telephone Transaction Privilege..................................................................36
         Other Transfer Rights............................................................................37
         Available Automated Fund Management Features.....................................................37
         Policy Rights Under Certain Plans................................................................38
The General Account.......................................................................................38
         Minimum Guaranteed and Current Interest Rates....................................................38
         Transfers from General Account...................................................................39
Other Policy Provisions...................................................................................39
Federal Income Tax Considerations.........................................................................45
         Introduction.....................................................................................45
         Tax Status of the Policy.........................................................................45
         Tax Treatment of Policy Benefits.................................................................46
         Special Rules for Employee Benefit Plans.........................................................47
         Possible Tax Law Changes.........................................................................48
         Possible Charges for National Life's Taxes.......................................................48
Policies Issued in Conjunction with Employee Benefit Plans................................................48
Legal Developments Regarding Unisex Actuarial Tables......................................................48
Voting Rights.............................................................................................49
Changes in Applicable Law, Funding and Otherwise..........................................................49
Officers and Directors of LSW.............................................................................50
Distribution of Policies..................................................................................52
Policy Reports............................................................................................53
State Regulation .........................................................................................53
Insurance Marketplace Standards Association...............................................................54
Experts...................................................................................................54
Legal Matters.............................................................................................54
Financial Statements......................................................................................54
Glossary .................................................................................................55
Appendix A-Illustration of Death Benefits, Accumulated Values and Cash Surrender Values...................A-1
Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges............................B-1
Financial Statements (audited)............................................................................F- 1 - F-20
Interim Financial Statements (unaudited) .................................................................F-21 - F-24

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY


        You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on
Pages         .

THE POLICY

        Life Insurance Company of the Southwest issues the LSW Advantage variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

                (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

                (2)     A cash surrender value;

                (3) Surrender and withdrawal rights and policy loan privileges; and

                (4)     A variety of additional insurance benefits.

                This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis.

                There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.

                Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the
Duration of the Policy May Vary," Page   .



                If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

                The separate account is divided into subaccounts, 28 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "Life Insurance Company of the Southwest, the
Separate Account, and the Funds," Page   .

                We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

                We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:

        -       Elite Preferred Nonsmoker
        -       Preferred Nonsmoker
        -       Standard Nonsmoker
        -       Preferred Smoker
        -       Standard Smoker
        -       Juvenile, or
        -       Substandard.

See "Issuance of a Policy," Page   .

THE DEATH BENEFIT

                As long as your policy remains in force and until maturity, if applicable, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

                There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

        If you choose death benefit Option A, the death benefit will be based on the greater of:

        (a)     face amount, or
        (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

                If you choose death benefit Option B, the death benefit will be based on the greater of:

        (a)     the face amount plus the Accumulated Value, or
        (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page   .

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


                After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page ___, and "Ability to Adjust Face Amount," Page ___.) A change in death benefit option or in the face amount may have tax consequences.



                Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the
monthly charges. (See "Cost of Insurance Charge," Page   .)

                If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

                The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page 22.)

            The Accumulated Value in the separate account will reflect:

        -       the investment performance of your chosen funds
        -       premiums paid
        -       transfers
        -       withdrawals
        -       policy loans
        -       loan repayments
        -       loan interest charged, and
        -       the charges assessed in connection with the policy.

                We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page 38.)

                The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.

ALLOCATION OF PREMIUMS

                You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 28 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.

                We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 25)

TRANSFERS

                You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 or 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," Page 25.

FREE-LOOK PRIVILEGE

                The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:

(a)     45 days after you sign Part A of your application for the Policy
(b)     10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right, or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. If you cancel your policy by mail, we will count the postmark date as the date of cancellation. (See "Free-Look Privilege," Page 36.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

        Summary of Policy Expenses.

           TRANSACTION EXPENSES
                Maximum Premium Tax
                (as a percentage of premiums paid)........................3.25%
                Sales Load Imposed on Purchases...........................NONE
                Surrender Charge..........................................Varies by Face Amount, Rate Class and Age;
                                                                          Maximum of $39.75 per $1000 of Face Amount
                                                                          of the Policy for male smoker age 68 and
                                                                          over. Assessed during the first 15 Policy
                                                                          Years and during the 15 Policy Years
                                                                          following a Face Amount Increase. See Page

                Withdrawal Charge.........................................Lesser of 2% of amounts withdrawn or $25
                Transfer Charge...........................................$25*
                Projection Report Charge..................................$25**

-------------------------------------
*We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of five transfers in any one year.

**We reserve the right to impose a charge of up to $25 if you ask for a projection report.

           SEPARATE ACCOUNT AND POLICY CHARGES
                Mortality and Expense Risk Charge (deducted daily).........0.90% (as a percentage of separate account
                                                                           Accumulated Value)
                Cost of Insurance Charge (deducted monthly)................Varies by age, sex, Rate Class, policy size and duration of the policy-See Pages 29
                Administrative Charge (deducted monthly)...................$90 per year
                Net Interest Charges on Policy Loans.......................Maximum of 2.0% of the amount borrowed



ANNUAL EXPENSES OF UNDERLYING FUNDSa(for the year ended December 31, 2001):



                                                               Management           Other             Total
                                                               Fee, after          Expenses,         Expenses,
                                                                expense          after expense     after expense
                                                              reimbursement      reimbursement     reimbursement


Sentinel Variable Products Trust
      Common Stock Fund                                           0.21%             0.27%             0.48%
      Growth Index Fund                                           0.00%             0.60%             0.60%
      Mid Cap Growth Fund                                         0.36%             0.35%             0.71%
      Money Market Fund                                           0.09%             0.31%             0.40%
      Small Company Fund                                          0.13%             0.44%             0.57%
The Alger American Fund
      Alger American Growth Portfolio                             0.75%             0.06%             0.81%
      Alger American Leveraged AllCap Portfolio                   0.85%             0.07%             0.92%
      Alger American Small Capitalization Portfolio               0.85%             0.07%             0.92%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                0.70%             0.00%             0.70%
      VP Value Portfolio(b)                                       0.97%             0.00%             0.97%
The Dreyfus Socially Responsible Growth Fund, Inc.
      Initial Shares                                              0.75%             0.03%           0.78%(c)
Fidelity Variable Insurance Products Funds
      Equity Income Portfolio                                     0.48%             0.09%             0.57%
      Growth Portfolio                                            0.58%             0.07%             0.65%
      High Income Portfolio                                       0.58%             0.12%             0.70%
      Overseas Portfolio                                          0.73%             0.14%             0.87%
      Contrafund Portfolio                                        0.58%             0.06%             0.64%
      Index 500 Portfolio                                         0.24%             0.04%             0.28%
      Investment Grade Bond                                       0.43%             0.11%             0.54%
INVESCO Variable Investment Funds, Inc.
      VIF - Dynamics Fund                                         0.75%             0.33%             1.08%
      VIF - Health Sciences Fund                                  0.75%             0.31%             1.06%
      VIF - Technology Fund                                       0.75%             0.32%             1.07%
J.P. Morgan Series Trust II
      JPMorgan International Opportunities Portfolio              0.60%             0.60%             1.20%
      JPMorgan Small Company Portfolio                            0.60%             0.55%             1.15%
Market Street Fund, Inc.:
      Bond Portfolio                                              0.40%             0.27%             0.67%
      Balanced Portfolio                                          0.55%             0.27%             0.82%
Neuberger Berman Advisers Management Trust
      Partners Portfolio                                          0.82%             0.05%             0.87%
Strong Variable insurance Funds, Inc.
      Mid Cap Growth                                              0.75%             0.44%             1.19%
Strong Opportunity Fund II                                        0.75%             0.35%             1.10%


    (a)The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it.

(b) The fund has a stepped fee schedule, as assets increase the management fee generally decreases.

(c) The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2001. Actual expenses in future years may be higher or lower than the figures given above.


In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:

                                                    Management           Other         Total Mutual
                                                       Fees            Expenses        Fund Expenses

SVPT Common Stock Fund                                 0.47%             0.27%             0.74%
SVPT Growth Index Fund                                 0.30%             2.00%             2.30%
SVPT Mid Cap Growth Fund                               0.49%             0.35%             0.84%
SVPT Money Market Fund                                 0.25%             0.31%             0.56%
SVPT Small Company Fund                                0.50%             0.44%             0.94%
Fidelity VIP Fund-Equity Income Portfolio              0.48%             0.10%           0.58% (1)
Fidelity VIP Fund-Growth Portfolio                     0.58%             0.10%           0.68%(1)
Fidelity VIP Fund-High Income Portfolio                0.58%             0.13%           0.71%(1)
Fidelity VIP Fund-Overseas Portfolio                   0.73%             0.19%           0.92%(1)
Fidelity VIP Fund-Index 500 Portfolio                  0.24%             0.11%           0.35%(2)
Fidelity VIP FundI-Contrafund Portfolio                0.58%             0.10%           0.68%(1)
JPMorgan International Opportunities                   0.60%             0.80%             1.40%
Market Street Bond Portfolio                           0.40%             0.29%             0.69%
Strong Mid Cap Growth Fund II                          0.75%             0.61%             1.36%
Strong Opportunity Fund II                             0.75%             0.60%             1.35%


         (1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

         (2) The fund manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.



         We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time, except that an LSW affiliate has committed to the SEC to maintain the above expense reimbursement arrangements for Sentinel Variable Products Trust until December 31, 2002; if they are terminated, the affected Portfolios' expenses may increase.

                Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page 27.)

                Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

        (a)     the monthly cost of insurance charge, and
        (b)     the monthly administrative charge.

                We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page 29.)

                The monthly administrative charge is $7.50. (See "Monthly Administrative Charge," Page 31.)

                After 10 years, we currently intend to apply a bonus under which the Monthly Deductions will be reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Cost Reduction," Page 31.) However, we do not guarantee such a cost reduction, except as required by the state of issue.

                Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years after the policy issue date or the date of any face amount increase. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page 27.)

                The deferred administrative charge is generally initially $2 per $1,000 of initial face amount and of each subsequent face amount increase. The charge is lower for coverage issued to insureds younger than 25 at issue. After the first five years from the issue or increase date, the deferred administrative charge declines linearly by month until the end of the fifteenth year from issue date or increase date, when it becomes zero.

                The deferred sales charge is based on the initial face amount as well as the face amount of any subsequent face amount increase, and the age, sex, and rate class of the insured person. The initial face amount and each subsequent face amount increase will each be unique coverage segments. For each coverage segment the deferred sales charge will be level for the first five years after the issue of the coverage segment, and then will decline linearly by month through the end of the fifteenth year of the coverage segment as measured from the coverage segment issue date. The deferred sales charge at issue will be shown in your Policy.

                Appendix B to this Prospectus contains a table showing the deferred sales charge for male and female nonsmokers and smokers at each age at the time a policy is issued, expressed as a dollar amount per $1,000 of initial face amount.


        Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page 31.)

        Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 31.)

        Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of five transfers in any one year. (See "Transfer Charge," Page 31.)

        Projection Report Charge. If you request a projection report, we may impose a charge of up to $25. (See "Projection Report Charge," Page 32.)

        Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE

                After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

                We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

                We currently plan to credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. This interest enhancement is not guaranteed, however, except as required by the state of issue. We may decide, in our sole discretion, upon prior notice to policy owners, not to credit the interest enhancement. We also currently plan to make preferred loans available when a policy is 10 years old. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page 32.)

                Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

WITHDRAWAL OF CASH SURRENDER VALUE

                After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 34)

SURRENDER OF THE POLICY

                You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page 34.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

        We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 37.

TAX TREATMENT

                Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page 45.)

                A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 46.

                If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," Page 46.)


ILLUSTRATIONS

                Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

                These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS


                If you have questions, you may write or call us at 1300 West Mockingbird Lane, Dallas, Texas 75247, (800) 537-7003.

         LIFE INSURANCE COMPANY OF THE SOUTHWEST, THE SEPARATE ACCOUNT,
                                       AND
                                    THE FUNDS

LIFE INSURANCE COMPANY OF THE SOUTHWEST


                Life Insurance Company of the Southwest ("LSW", or "we"), a stock life insurance company founded on March 7, 1955 under Texas law, is authorized to transact life insurance and annuity business in Texas, and in 48 other states and the District of Columbia. Its address is 1300 West Mockingbird Lane, Dallas, Texas 75427. Its assets support the Policy's benefits. On December 31, 2001, LSW's consolidated assets were over $2.7 billion. (See "Financial Statements,", Page F-1).


                LSW is a wholly owned subsidiary of National Life Insurance Company, a stock life insurance company originally chartered in 1848 under Vermont law, which is in turn indirectly wholly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. The assets of National Life Insurance Company and National Life Holding Company do not support LSW's obligations under the Policy.


THE SEPARATE ACCOUNT

                We established the Separate Account on February 15, 2001 under Texas law. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, and other variable life insurance policies we may issue in the future.

                The Separate Account's assets are the property of LSW. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

                The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

                You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16.

                The Separate Account purchases and redeems shares of the portfolios at net asset value. The Separate Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Separate Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

                Before choosing to allocate your net premium payments and Accumulation Value, carefully read the prospectus for each Fund, along with this Prospectus. Prospectuses for each Fund are contained in this booklet following this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the portfolios.

                Not all portfolios may be available in all states or in all markets.


SENTINEL VARIABLE PRODUCTS TRUST

        The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.

        The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

        The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

        The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

        The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

                The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.


                National Life Capital Management, Inc. ("NLCM") manages each of the Funds of Sentinel Variable Products Trust. NLCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLCM is a wholly owned subsidiary of National Life Insurance Company.



ALGER AMERICAN FUND

        The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.

        Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

        Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

        Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

        The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

        The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.

        VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


        VP Income & Growth. To seek long term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.


        The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

        The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

        The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.


        The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

                The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

        The Separate Account has seven Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Funds ("VIP Funds"). The VIP Funds are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Funds. The Equity-Income, Growth, High Income, Overseas, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Funds are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

        The investment objectives of the Portfolios of the VIP Funds in which the Subaccounts invest are set forth below.


        Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

        Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

        High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

        Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

        Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

        Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

        Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

INVESCO VARIABLE INVESTMENT FUNDS, INC.

        The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

        INVESCO VIF - Dynamics Fund
        INVESCO VIF - Health Sciences Fund
        INVESCO VIF - Technology Fund

        INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds. The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.


        INVESCO VIF - DYNAMICS FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

        INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

        INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.


                The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.

J.P. MORGAN SERIES TRUST II


        The Separate Account has one Subaccount which invests exclusively in shares of the JPMorgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of JPMorgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.

        JPMorgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

        JPMORGAN SMALL COMPANY PORTFOLIO. Seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its assets in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion, typically represented by the Russell 2000 Index . The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

        The JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

        The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio. The investment objectives of the Partners Portfolio are set forth below.

        Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

        The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

        The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


        MID CAP GROWTH FUND II . This Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidcapTM Index at the time of investment.

        STRONG OPPORTUNITY FUND II, INC. . This Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's Private Market Value.



OTHER INFORMATION

        Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. LSW may receive compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy.

        Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

        Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

        Should an agreement between LSW and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

        Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

        The Funds are available to registered separate accounts of insurance companies, other than LSW, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the

  Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

        In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

THE GENERAL ACCOUNT

        For information on the General Account, see Page 38.


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

        General. As long as the Policy remains in force and until maturity, if applicable, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of our other requirements), which normally consist of a completed claim form and any appropriate state tax requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 39.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

        Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 20.

        Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)     the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table below:

         Attained Age         Percentage                      Attained Age      Percentage
         ------------         ----------                      ------------      ----------
         40 and under         250%                            60                130%
            45                215%                            65                120%
            50                185%                            70                115%
            55                150%                            75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

        Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

        Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an

Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

        Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)     the Face Amount of the Policy plus the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

        Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

        Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

        At Attained Age 99, Option B automatically becomes Option A.

        Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

        Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

        On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

        On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above.

        If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. If this occurs, we will promptly notify you by first-class mail.

        A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

        How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

        Maturity. Policies issued in Texas and Maryland will mature on the Policy Anniversary at which the Insured is Attained Age 99. At that time, LSW will pay the Cash Surrender Value to the Owner in one sum unless a Payment Option is chosen, and the Policy will terminate.

ABILITY TO ADJUST FACE AMOUNT

        You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 46.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

        Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

        On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 29).

        Each increase in face amount will begin a new period of surrender charges in effect for 15 years from the date of the increase. This additional surrender charge is based on the face amount of the increase only. This additional surrender charge is described in detail in the Surrender Charge section on page 27.

        Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease, and promptly notify you by first class mail.

        A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

        For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

                (a) first, the increase in Face Amount provided by the most recent increase;
                (b) then the next most recent increases, in inverse chronological order; and finally
                (c)     the Initial Face Amount.


HOW THE DURATION OF THE POLICY MAY VARY

                Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 26.)


ACCUMULATED VALUE

                The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

                The Accumulated Value and Cash Surrender Value will reflect:

        -       the Net Premiums paid
        -       the investment performance of the Portfolios you have chosen
        - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
        -       any transfers
        -       any Withdrawals
        -       any loans
        -       any loan repayments
        -       any loan interest charged, and
        -       charges assessed on the Policy.

                Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

                Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

                Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

                The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 31.)

                Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

                (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

                (2) The value attributable to the Policy in the General Account (See "The General Account," Page 38.)


PAYMENT AND ALLOCATION OF PREMIUMS

                Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed LSW agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.

        The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page 52.) A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

                From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

                The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a)     the 90th day from the date of the agreement;
(b)     the date that insurance takes effect under the Policy;
(c)     the date a policy, other than as applied for, is offered to you;
(d)     three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f)     the time you withdraw the application for life insurance.

  We do the insurance underwriting, determine a proposed Insured's Rate
  Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

                Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

         You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years so long as you have paid the Minimum Guarantee Premium).

        Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

        Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

        LSW will monitor Policies and will attempt to notify an owner on a timely basis if the Owner's Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code.

        Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess in any amount over $3 to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

        The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 45)

        Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

        Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page 36) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

        LSW may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although LSW may require that the check first be converted into federal funds. In addition, for an additional premium to be received in "good order," it must be accompanied by all required supporting documentation in whatever form required.

        We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

        For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

        The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

        Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 36) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page 39.

        Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five free transfers in any Policy Year:

        -       transfers resulting from Policy loans
        - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
        - transfers resulting from the exercise of the transfer rights described on Page 25 (see "Policy Rights - Other Transfer Rights," Page 37),
        - the reallocation from the Money Market Subaccount following the free look period, and
        - the allocation of the payment of any debt due us under the Policy.

Under present law, transfers are not taxable transactions.

        Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.



        The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

        Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The five year no lapse guarantee may not be reinstated.

        Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 45.)

        For Policies that are intended to be used in multiple employer welfare benefit plans established under Section 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress has considered legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "Section 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.


                             CHARGES AND DEDUCTIONS

        Charges will be deducted in connection with the Policy to compensate us for:

        (a) providing the insurance and other benefits set forth in the Policy;

        (b)     administering the Policy;

        (c) assuming certain mortality and other risks in connection with the Policy; and

        (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

      We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

PREMIUM TAX CHARGE

        We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

        The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

                We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a face amount increase. The maximum Surrender Charge that could apply to any Policy is $39.75 per $1000 of Face Amount of the Policy, where the surrender occurs in the first Policy Year, and the Insured is a male smoker age 68 or over.

                Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample issue ages are shown below:

                  Sample                                      Charge per $1000
                  Issue Age                                   of Face Amount
                  ---------                                   --------------
                  0 - 5                                                None
                  10                                                   $0.50
                  15                                                   $1.00
                  20                                                   $1.50
                  25 - 85                                              $2.00

                For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

                Deferred Sales Charge. The Deferred Sales Charges are presented in Appendix B to this Prospectus. Appendix B expresses the Deferred Sales Charge as a dollar amount per $1,000 of initial face amount. There will be a deferred sales charge associated with the initial policy face amount as well as with each subsequent face amount increase. Each such portion of the deferred sales charge will have a duration of fifteen policy years as measured from the issue date of the corresponding face amount. Each portion of the deferred sales charge will be level for the first five policy years then decrease linearly by Policy Month until the end of the fifteenth policy year.

                To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

                Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred
                Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)).
                After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

                Deferred Sales Charge. The Deferred Sales Charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 x (100,000 / 1,000)). The Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))).
                After the completion of the 15th Policy Year, the Deferred Sales Charge is $0. The schedule of Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.


MONTHLY DEDUCTIONS

        We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

        (a)     the Cost of Insurance Charge, and
        (b)     the Monthly Administrative Charge.

        The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account. As provided on page , the Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.

        Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount LSW would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

                Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

                Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

        -       the Insured's Attained Age
        -       the Insured's sex
        -       the Insured's Rate Class, and
        - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

                For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

                Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

        -       the Insured's Issue Age
        -       the Insured's sex
        -       the Insured's Rate Class
        -       the Policy's Duration, and
        -       the Policy's size.

                Generally, the current cost of insurance rate for a given Attained Age will be less for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

                We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.


                We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

                Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes (some states may not have approved all rate classes):

        -       elite preferred nonsmoker
        -       preferred nonsmoker
        -       standard nonsmoker
        -       preferred smoker
        -       standard smoker
        -       juvenile, and
        -       substandard

                Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

                The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

        Current cost of insurance rates will also vary by Policy size, in the following bands:

     -those with Face Amounts less than $250,000
     -those with Face Amounts between $250,000 and $999,999, inclusive; and -those with Face Amounts of $1,000,000 and over.

        Cost of insurance rates will be lower as the Policy size band is larger.

        Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. In Texas, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

        Cost Reduction. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This cost reduction is not guaranteed (except as required by the state of issue), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the cost reduction.


        The cost reduction is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the cost reduction calculated for the current Monthly Policy Date will be $4.16 ($10,000 X

 .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 cost reduction against the Monthly Deductions for Cost of Insurance and the Monthly Administrative Charge.


MORTALITY AND EXPENSE RISK CHARGE

        We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy.

WITHDRAWAL CHARGE

        We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

        Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page 39. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

        If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

        -    Policy loans
        -    the exercise of the transfer rights described on Page 37
        - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and
        - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free transfers in any Policy Year.

PROJECTION REPORT CHARGE

        We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge which will not be more than $25. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

        The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on Page 4 above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

                General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page
36) We will normally pay loan proceeds within seven days of a valid loan request.

                Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

                Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

                The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

                Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

        Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. We may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. The tax treatment of preferred loans is uncertain. (See "Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts", page 48).

        Interest Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This interest enhancement is not guaranteed, however. This interest enhancement will only be credited to Collateral for non-preferred policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the interest enhancement.

        Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

        Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

        Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 21 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

        IRC Section 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as
Section 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as collateral for the loan will be placed in the General Account.

        Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 47.)

SURRENDER PRIVILEGE

        You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions - Payment of Policy Benefits", Page 39.)

        A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

WITHDRAWAL OF CASH SURRENDER VALUE

        You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 31.

        You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

        The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 19.)

        Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

        Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000.
        The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of
        (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

        Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

        Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 29.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 26.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

        You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

        A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

        Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the "incidental insurance" rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the "incidental insurance" rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Policyowners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

FREE-LOOK PRIVILEGE

        The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

    (a) 45 days after Part A of the application for the Policy is signed
    (b) 10 days after you receive the Policy
    (c) 10 days after we mail the Notice of Withdrawal Right to you, or
    (d) any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation. If you cancel your policy by mail, we will count the postmark date as the date of cancellation.

TELEPHONE TRANSACTION PRIVILEGE

        If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your LSW agent to provide telephone instructions on your behalf.

        We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

    - requiring some form of personal identification prior to acting on instructions received by telephone
    - providing written confirmation of the transaction, and
    - making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

        Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

        Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

        Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

        We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

        Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

        If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

        Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

        Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

        In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

        If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

        Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICY RIGHTS UNDER CERTAIN PLANS

        Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


        You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports LSW's insurance and annuity obligations. All assets in the General Account are subject to LSW's general liabilities from business operations.

        The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

        The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

        Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

        We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

        Interest Enhancement. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This interest enhancement is not guaranteed, however, except as required by the state of issue. We may in our sole discretion, upon prior notice to Owners, decide not to credit the interest enhancement.

        Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

        We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

        Indefinite Policy Duration. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

        Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

        We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

        We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

        We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

        (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

        (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

        We also may defer the determination or payment of amounts from the General Account for up to six months.

        Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

        We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.


        If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


        The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of LSW's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

        Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

        Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.


        Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.


        Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

        For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

        No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

        The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

        Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.


        Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

        Suicide. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

        If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

        Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

        Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

        Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.

        Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

        Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

                Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

                Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

                Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

                Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

                Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

                Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

                50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

        We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

        The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


        In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, LSW believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, LSW may take appropriate steps to bring the policy into compliance with such requirements and LSW reserves the right to modify the policy as necessary in order to do so.


        In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While LSW believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

        In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

        The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

        In General. LSW believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

        Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

        Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

        Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

        Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


        If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


        Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

        Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

        Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

        Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

        Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.


        WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


        Multiple Policies. All Modified Endowment Contracts that are issued by LSW (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

        Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


        OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


        Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

        If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

        The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

        The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

        If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

        Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR LSW'S TAXES

        At the present time, LSW makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. LSW reserves the right to charge the Subaccounts for any future taxes or economic burden LSW may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

        Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

        For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page 29.)

        Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

        There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page 41.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 42.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

        In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title

VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 48) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS

        We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

        We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

        If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

        If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

        Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than LSW that are not affiliated with LSW. LSW understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

        The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

        We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

        (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                (i) operating the Separate Account as a management company under the 1940 Act

                (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required

                (iii)   combining or substituting separate accounts

                (iv) transferring the assets of the Separate Account to another separate account or to the General Account

                (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

                (vi) making other technical changes in the Policy to conform with any action described herein;

        (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

        (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

        (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

        (5) to modify the provisions of the Policies to comply with applicable laws.

        We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

        If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                          OFFICERS AND DIRECTORS OF LSW


         The officers and directors of LSW, as well as their principal occupations during the past five years, are listed below.

                                                        PRINCIPAL OCCUPATION
NAME AND POSITION                                       DURING THE PAST FIVE YEARS
-----------------                                       --------------------------
James A. Mallon
        Chairman of the Board                           1998 to present:  Executive Vice President
                                                         & Chief Marketing Officer, National Life Insurance Company; 1996 to 1998:
                                                        President & Chief Executive Officer -  Integon
                                                        Life Insurance Corporation; 1993 to 1996:  Senior
                                                        Vice President & Chief Marketing Officer - Commercial
                                                        Union Life Insurance Company of America.


Wade H. Mayo                                            1993 to present:  President and Chief Executive Officer -
        Director                                        LSW; 1996 to
        President & Chief Executive Officer             present: President - LSW National Holdings, Inc.; 1989 to
                                                        present:  President & Director - Insurance Investors Life
                                                        Insurance Company; 2000 to present: Senior Vice President -
                                                        National Life Insurance Company


Carl J. Lutz                                            2000 to present: Executive Vice President & Chief
        Director                                        Marketing Officer; 1996 to 2000: Senior Vice President &
        Executive Vice President                        Director; 1984 to Present: Senior Vice President -
                                                        Insurance Investors Life Insurance Company

Rodney A. Buck
        Director                                        2000 to present: Executive Vice President and Chief Investment
                                                        Officer - National Life Insurance Company; 1996 to 2000: Senior
                                                        Vice President and Chief Investment Officer - National Life
                                                        Insurance Company; 1996 to present: Chairman, President & Chief
                                                        Executive Officer - National Life Investment Management Company,
                                                        Inc. 1998 to present: Chief Executive Officer - Sentinel
                                                        Advisors Company ("SAC"); 1987 to 1997:  Senior Vice President -
                                                        SAC.


Joseph M. Rob                                           1993 to present, Chief Executive Officer, Sentinel
        Director                                        Management Company and Sentinel Financial Services
                                                        Company; 1985 to present, Chairman, Chief Executive Officer and Director, Equity Services, Inc.



Robert G. Berg                                          1996 to present: Senior Vice President
        Senior Vice President


Gregory H. Doremus                                      2000 to present:  Senior Vice President;
        Senior Vice President                           1998 to present:  Senior Vice President -

                                                        New Business & Customer Services - National Life Insurance
                                                        Company ; 1994 to 1998 - Vice President - Customer
                                                        Services - National Life Insurance Company


Michele S. Gatto                                        2000 to present:  Senior Vice President
        Senior Vice President                           1999 to present:  Senior Vice President & General Counsel -
                                                        National Life Insurance Company; 1997 to 1999 - Vice President,
                                                        General Counsel and Secretary - Massachusetts Casualty
                                                        Insurance Company; 1986 to 1997 - Vice President, Assistant General
                                                        Counsel, Assistant Secretary/Treasurer, and other legal positions - The
                                                        Paul Revere Corporation


Erick R. Grinde
          Senior Vice President                         1998 to present: Senior Vice President; 1998 to present:
                                                        Senior Vice President & Director of Mortgages & Real Estate,
                                                        National Life Investment Management Company, Inc.; 1987 to 1998,
                                                        Vice President, National Life Investment Management Company, Inc.

Of the officers and directors listed above the business address of Messrs. Mayo, Lutz and Berg is 1300 West Mockingbird Lane, Dallas, Texas 75247. The business address of each other person listed above is National Life Drive, Montpelier, Vermont 05604.

                            DISTRIBUTION OF POLICIES

        We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life Insurance Company, the parent company of LSW, and was formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and LSW are parties.


        LSW is seeking approval to sell the Policies in all states (except New
York) and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

         The directors of ESI are Thomas H. MacLeay, Edward J. Bonach, Rodney A. Buck, and Joseph M. Rob. Mr. Buck is the Executive Vice President and Chief Investment Officer of National Life Insurance Company. Mr. MacLeay is Chairman, President and Chief Executive Officer of National Life Insurance Company. Mr. Bonach is Executive vice President and Chief Financial Officer of National Life Insurance Company. Mr. Rob is the Chairman of the Board of ESI. ESI's other officers are:



            Kenneth R. Ehinger        President & Chief Executive Officer
            John M. Grab, Jr.         Senior Vice President & Chief Financial Officer
            Stephen A. Englese        Senior Vice President - Financial Products
            Gregory D. Teese          Vice President - Compliance
            Budd A. Shedaker          Assistant Vice President - Communications
            D. Russell Morgan         Counsel

            Sharon E. Bernard         Treasurer & Controller
            James K. McQueston        Secretary

        The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.




        Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Agents who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above. The general agents of National Life Insurance Company, the parent of LSW, may also receive override compensation on Policies sold by ESI registered representatives.


        Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase..

                                 POLICY REPORTS

         Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

         - the Face Amount
         - the current Death Benefit
         - any Policy loans and accrued interest
         - the current Accumulated Value
         - the non-loaned Accumulated Value in the General Account
         - the amount held as Collateral in the General Account
         - the value in each Subaccount of the Separate Account
         - premiums paid since the last report
         - charges deducted since the last report
         - any Withdrawals since the last report, and
         - the current Cash Surrender Value.

         In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

         We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

        We are subject to regulation and supervision by the Texas Insurance Department, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

        Life Insurance Company of the Southwest is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                     EXPERTS

         The Financial Statements as of December 31, 2001 and 2000 and for the years then ended listed on pages F-1 through F-20 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers, LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary - Product Development of National Life Insurance Company.

                                  LEGAL MATTERS

        Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of state law pertaining to the Policies, including LSW's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life Insurance Company, the parent company of Life Insurance Company of the Southwest.


                The Separate Account is not a party to any litigation. There are no material legal proceedings involving LSW which are likely to have a material adverse effect upon the Separate Account or upon the ability of LSW to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                              FINANCIAL STATEMENTS

        The financial statements of LSW and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of LSW should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon LSW's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE               The sum of the Policy's values in the Separate
                                Account and the General Account.

ATTAINED AGE                    The Issue Age of the Insured plus the number of
                                full Policy Years which have passed since the Date of Issue.

BENEFICIARY                     The person(s) or entity(ies) designated to
                                receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with LSW.
                                The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE            The Accumulated Value minus any applicable
                                Surrender Charge, and minus any outstanding
                                Policy loans and accrued interest on such loans.

COLLATERAL                      The portion of the Accumulated Value in the
                                General Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code
                                Section 848.

DATE OF ISSUE                   The date on which the Policy is issued, which is
                                set forth in the Policy. It is used to determine
                                Policy Years, Policy Months and Monthly Policy
                                Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                   The Policy's Unadjusted Death Benefit, less any
                                outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                     The Initial Face Amount plus any increases in
                                Face Amount and minus any decreases in Face
                                Amount.

GENERAL ACCOUNT                 The account which holds the assets of LSW which
                                are available to support its insurance and annuity obligations.

GRACE PERIOD                    A 61-day period measured from the date on which
                                notice of pending lapse is sent by LSW, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

HOME OFFICE                     LSW's Home Office at 1300 West Mockingbird Lane,
                                Dallas, Texas 75247.

INITIAL FACE AMOUNT             The Face Amount of the Policy on the Date of
                                Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED                         The person upon whose life the Policy is issued.

ISSUE AGE                       The age of the Insured at his or her birthday
                                nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT             The Minimum Face Amount is generally $50,000.
                                However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM       The sum of the Minimum Monthly Premiums in
                                effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


MINIMUM INITIAL PREMIUM         The minimum premium required to issue a Policy.
                                It is equal to the Minimum Monthly Premium.

MINIMUM MONTHLY PREMIUM         The monthly amount used to determine the Minimum
                                Guarantee Premium. This amount, which includes any substandard charges , is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                Age, sex and Rate Class of the Insured, and the Death Benefit Options elected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE   A charge of $7.50 per month included in the
                                Monthly Deduction, which is intended to
                                reimburse LSW for ordinary administrative expenses.

MONTHLY DEDUCTION               The amount deducted from the Accumulated Value
                                on each Monthly Policy Date. It includes the Monthly Administrative Charge, and the Cost of
                                Insurance Charge.

MONTHLY POLICY DATE             The day in each calendar month which is the same
                                day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK              The amount by which the Unadjusted Death Benefit
                                exceeds the Accumulated Value.

NET PREMIUM                     The remainder of a premium after the deduction
                                of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM        The premium amount which the Owner plans to pay
                                at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ANNIVERSARY              The same day and month as the Date of Issue in
                                each later year.

POLICY YEAR                     A year that starts on the Date of Issue or on
                                a Policy Anniversary.

PREMIUM TAX CHARGE              A charge deducted from each premium payment to
                                cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                      The classification of the Insured for cost of
                                insurance purposes.  The Rate Classes are:
                                elite preferred nonsmoker; preferred
                                nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

SURRENDER CHARGE                The amount deducted from the Accumulated Value
                                of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The
                                Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT        Under Option A, the greater of the Face Amount
                                or the applicable percentage of the
                                Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated
                                Value on the date of death.  The Death Benefit
                                Option is selected at time of application but may be later changed.

VALUATION DAY                   Each day that the New York Stock Exchange
                                is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation
                                Date.

VALUATION PERIOD                The time between two successive Valuation Days.
                                Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                      A payment made at the request of the Owner
                                pursuant to the right in the Policy to
                                withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                  APPENDIX A

    ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER
                                    VALUES

        The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

        The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Elite Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.

        The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, a cost reduction under which the Monthly Deductions are reduced by 0.50% per annum.

        The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.70%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

        These asset charges reflect an investment advisory fee of 0.56%, which represents a simple average of the fees incurred by the Portfolios during 2000 and expenses of 0.24%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2000, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 2001. In the absence of the reimbursement arrangements for some of the Portfolios, the total asset charges reflected in the Current and Guaranteed Illustrations, including the Mortality and Expense Risk Charge, would have totaled an average of 1.82%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

        The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

        The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

        Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.


        Upon request, LSW will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums requested.

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000               NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.70%)

             Premiums                   Guaranteed                            Current
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
    1           3,150         2,204          107     250,000       2,329         232      250,000
    2           6,458         4,332        2,235     250,000       4,603       2,506      250,000
    3           9,930         6,387        4,289     250,000       6,817       4,719      250,000
    4          13,577         8,361        6,263     250,000       8,966       6,868      250,000
    5          17,406        10,257        8,160     250,000      11,047       8,950      250,000

    6          21,426        12,068       10,179     250,000      13,065      11,176      250,000
    7          25,647        13,792       12,111     250,000      15,005      13,324      250,000
    8          30,080        15,425       13,952     250,000      16,864      15,391      250,000
    9          34,734        16,965       15,700     250,000      18,646      17,381      250,000
   10          39,620        18,406       17,349     250,000      20,349      19,292      250,000

   11          44,751        19,745       18,896     250,000      22,312      21,463      250,000
   12          50,139        20,967       20,326     250,000      24,205      23,564      250,000
   13          55,796        22,062       21,628     250,000      26,028      25,594      250,000
   14          61,736        23,016       22,790     250,000      27,774      27,548      250,000
   15          67,972        23,812       23,795     250,000      29,439      29,422      250,000

   16          74,521        24,439       24,439     250,000      31,021      31,021      250,000
   17          81,397        24,879       24,879     250,000      32,512      32,512      250,000
   18          88,617        25,125       25,125     250,000      33,905      33,905      250,000
   19          96,198        25,163       25,163     250,000      35,184      35,184      250,000
   20         104,158        24,968       24,968     250,000      36,330      36,330      250,000

   25         150,340        19,361       19,361     250,000      39,903      39,903      250,000

   30         209,282         1,445        1,445     250,000      38,932      38,932      250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.20%)

                                        Guaranteed                           Current
             Premiums     ----------------------------------   ----------------------------------
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
    1           3,150         2,355          257     250,000       2,484         386      250,000
    2           6,458         4,769        2,672     250,000       5,056       2,959      250,000
    3           9,930         7,246        5,149     250,000       7,714       5,617      250,000
    4          13,577         9,784        7,686     250,000      10,458       8,360      250,000
    5          17,406        12,384       10,286     250,000      13,287      11,189      250,000

    6          21,426        15,040       13,151     250,000      16,207      14,318      250,000
    7          25,647        17,754       16,073     250,000      19,208      17,527      250,000
    8          30,080        20,526       19,052     250,000      22,290      20,816      250,000
    9          34,734        23,351       22,086     250,000      25,459      24,194      250,000
   10          39,620        26,229       25,171     250,000      28,718      27,660      250,000

   11          44,751        29,157       28,307     250,000      32,456      31,606      250,000
   12          50,139        32,124       31,483     250,000      36,330      35,689      250,000
   13          55,796        35,122       34,689     250,000      40,346      39,913      250,000
   14          61,736        38,139       37,914     250,000      44,508      44,283      250,000
   15          67,972        41,163       41,146     250,000      48,818      48,801      250,000

   16          74,521        44,183       44,183     250,000      53,283      53,283      250,000
   17          81,397        47,186       47,186     250,000      57,906      57,906      250,000
   18          88,617        50,165       50,165     250,000      62,688      62,688      250,000
   19          96,198        53,112       53,112     250,000      67,629      67,629      250,000
   20         104,158        56,006       56,006     250,000      72,722      72,722      250,000

   25         150,340        68,800       68,800     250,000     100,816     100,816      250,000

   30         209,282        75,285       75,285     250,000     134,372     134,372      250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000                    NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.10%)

                                        Guaranteed                           Current
             Premiums     ----------------------------------   ----------------------------------
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
     1          3,150         2,505          408     250,000       2,638         541      250,000
     2          6,458         5,225        3,127     250,000       5,528       3,430      250,000
     3          9,930         8,180        6,082     250,000       8,687       6,589      250,000
     4          13,577       11,388        9,291     250,000      12,139      10,042      250,000
     5          17,406       14,880       12,782     250,000      15,911      13,813      250,000

     6          21,426       18,674       16,784     250,000      20,039      18,149      250,000
     7          25,647       22,801       21,119     250,000      24,545      22,863      250,000
     8          30,080       27,292       25,818     250,000      29,465      27,991      250,000
     9          34,734       32,184       30,919     250,000      34,846      33,581      250,000
    10          39,620       37,514       36,457     250,000      40,736      39,679      250,000

    11          44,751       43,328       42,479     250,000      47,643      46,794      250,000
    12          50,139       49,667       49,026     250,000      55,256      54,615      250,000
    13          55,796       56,579       56,145     250,000      63,655      63,221      250,000
    14          61,736       64,119       63,894     250,000      72,923      72,698      250,000
    15          67,972       72,349       72,332     250,000      83,158      83,141      250,000

    16          74,521       81,342       81,342     250,000      94,469      94,469      250,000
    17          81,397       91,182       91,182     250,000     106,975     106,975      250,000
    18          88,617      101,970      101,970     250,000     120,813     120,813      250,000
    19          96,198      113,823      113,823     250,000     136,135     136,135      250,000
    20         104,158      126,867      126,867     250,000     153,109     153,109      250,000

    25         150,340      216,144      216,144     263,696     270,008     270,008      329,410

    30         209,282      360,446      360,446     418,118     462,148     462,148      536,092


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.70%)

                                        Guaranteed                           Current
             Premiums     ----------------------------------   ----------------------------------
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
    1           4,200         3,150        1,052     253,150       3,276        1,178     253,276
    2           8,610         6,202        4,104     256,201       6,476        4,378     256,476
    3          13,241         9,156        7,059     259,157       9,594        7,497     259,594
    4          18,103        12,010        9,912     262,010      12,628       10,530     262,628
    5          23,208        14,763       12,665     264,763      15,573       13,475     265,573

    6          28,568        17,408       15,518     267,407      18,433       16,543     268,433
    7          34,196        19,940       18,258     269,940      21,193       19,511     271,193
    8          40,106        22,359       20,885     272,358      23,849       22,375     273,849
    9          46,312        24,659       23,393     274,658      26,406       25,140     276,406
   10          52,827        26,384       25,776     276,833      28,860       27,802     278,860

   11          59,669        28,881       28,031     278,880      31,619       30,769     281,619
   12          66,852        30,784       30,142     280,783      34,288       33,646     284,288
   13          74,395        32,529       32,095     282,528      36,865       36,431     286,865
   14          82,314        34,102       33,877     284,103      39,344       39,119     289,344
   15          90,630        35,487       35,470     285,487      41,719       41,702     291,719

   16          99,361        36,668       36,668     286,668      43,986       43,986     293,986
   17         108,530        37,629       37,629     287,629      46,137       46,137     296,137
   18         118,156        38,361       38,361     288,361      48,161       48,161     298,161
   19         128,264        38,850       38,850     288,850      50,041       50,041     300,041
   20         138,877        39,072       39,072     289,072      51,752       51,752     301,752

   25         200,454        35,091       35,091     285,091      57,583       57,583     307,583

   30         279,043        18,914       18,914     268,914      57,819       57,819     307,819


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.20%)

                                        Guaranteed                           Current
             Premiums     ----------------------------------   ----------------------------------
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
    1           4,200         3,357        1,259     253,357       3,487        1,389     253,487
    2           8,610         6,809        4,711     256,809       7,100        5,002     257,100
    3          13,241        10,359        8,262     260,360      10,836        8,739     260,836
    4          18,103        14,006       11,909     264,006      14,696       12,599     264,696
    5          23,208        17,752       15,655     267,752      18,680       16,583     268,680

    6          28,568        21,591       19,702     271,592      22,796       20,907     272,796
    7          34,196        25,524       23,843     275,524      27,031       25,350     277,031
    8          40,106        29,547       28,074     279,547      31,385       29,912     281,385
    9          46,312        33,660       32,395     283,661      35,866       34,601     285,866
   10          52,827        37.857       36,800     287,857      40,474       39,417     290,474

   11          59,669        42,137       41,287     292,136      45,698       44,848     295,698
   12          66,852        46,483       45,841     296,482      51,109       50,467     301,109
   13          74,395        50,882       50,448     300,881      56,714       56,280     306,714
   14          82,314        55,319       55,094     305,319      62,514       62,289     312,514
   15          90,630        59,777       59,759     309,776      68,512       68,494     318,512

   16          99,361        64,233       64,233     314,233      74,710       74,710     324,710
   17         108,530        68,672       68,672     318,672      81,110       81,110     331,110
   18         118,156        73,077       73,077     323,077      87,706       87,706     337,706
   19         128,264        77,431       77,431     327,431      94,492       94,492     344,492
   20         138,877        81,699       81,699     331,699     101,446      101,446     351,446

   25         200,454       100,304      100,304     350,304     138,766      138,766     388,766

   30         279,043       108,790      108,790     358,790     179,743      179,743     429,743

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  LSW ADVANTAGE
               FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.10%)

                                        Guaranteed                           Current
             Premiums     ----------------------------------   ----------------------------------
 End of    Accumulated                     Cash                                Cash
 Policy   at 5% Interest   Accumulated   Surrender    Death    Accumulated   Surrender     Death
  Year      Per Year          Value        Value     Benefit      Value        Value      Benefit
 ------   --------------  -----------   ----------   -------   -----------   ---------    -------
    1           4,200         3,564        1,467     253,564       3,698        1,601     253,698
    2           8,610         7,441        5,344     257,441       7,749        5,652     257,749
    3          13,241        11,662        9,565     261,663      12,180       10,083     262,180
    4          18,103        16,254       14,157     266,255      17,024       14,927     267,024
    5          23,208        21,256       19,158     271,256      22,318       20,220     272,318

    6          28,568        26,695       24,806     276,696      28,109       26,220     278,109
    7          34,196        32,614       30,932     282,614      34,431       32,749     284,431
    8          40,106        39,054       37,580     289,054      41,330       39,856     291,330
    9          46,312        46,062       44,797     296,062      48,867       47,602     298,867
   10          52,827        53,686       52,629     303,687      57,103       56,046     307,103

   11          59,669        61,984       61,135     311,984      66,701       65,852     316,701
   12          66,852        71,003       70,362     321,003      77,260       76,619     327,260
   13          74,395        80,800       80,366     330,800      88,880       88,446     338,880
   14          82,314        91,435       91,210     341,436     101,665      101,440     351,665
   15          90,630       102,972      102,955     352,972     115,732      115,715     365,732

   16          99,361       115,482      115,482     365,482     131,212      131,212     381,212
   17         108,530       129,043      129,043     379,043     148,245      148,245     398,245
   18         118,156       143,747      143,747     393,747     166,983      166,983     416,983
   19         128,264       159,692      159,692     409,692     187,589      187,589     437,589
   20         138,877       176,972      176,972     426,972     210,234      210,234     460,234

   25         200,454       287,173      287,173     537,173     362,166      362,166     612,166

   30         279,043       449,040      449,040     699,040     607,240      607,240     857,240


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  APPENDIX B

                SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                        DEFERRED SALES CHARGES ("DSC")
                   (ANNUAL RATES PER $1,000 OF FACE AMOUNT)

                           MALE                    FEMALE
 ISSUE          NONSMOKER         SMOKER                 NONSMOKER         SMOKER
  AGE         SCTP     DSC     SCTP      DSC        SCTP           DSC      SCTP       DSC
   0          2.85     1.43     2.85     1.43       2.24           1.12     2.24       1.12
   1          2.78     1.39     2.78     1.39       2.20           1.10     2.20       1.10
   2          2.87     1.44     2.87     1.44       2.27           1.14     2.27       1.14
   3          2.97     1.49     2.97     1.49       2.35           1.18     2.35       1.18
   4          3.08     1.54     3.08     1.54       2.43           1.22     2.43       1.22
   5          3.19     1.60     3.19     1.60       2.52           1.26     2.52       1.26
   6          3.32     1.66     3.32     1.66       2.61           1.31     2.61       1.31
   7          3.45     1.73     3.45     1.73       2.71           1.36     2.71       1.36
   8          3.59     1.80     3.59     1.80       2.82           1.41     2.82       1.41
   9          3.74     1.87     3.74     1.87       2.93           1.47     2.93       1.47
  10          3.90     1.95     3.90     1.95       3.05           1.53     3.05       1.53
  11          4.08     2.04     4.08     2.04       3.17           1.59     3.17       1.59
  12          4.25     2.13     4.25     2.13       3.31           1.66     3.31       1.66
  13          4.44     2.22     4.44     2.22       3.45           1.73     3.45       1.73
  14          4.63     2.32     4.63     2.32       3.59           1.80     3.59       1.80
  15          4.82     2.41     4.82     2.41       3.74           1.87     3.74       1.87
  16          5.01     2.51     5.01     2.51       3.90           1.95     3.90       1.95
  17          5.21     2.61     5.21     2.61       4.06           2.03     4.06       2.03
  18          5.40     2.70     5.40     2.70       4.23           2.12     4.23       2.12
  19          5.61     2.81     5.61     2.81       4.41           2.21     4.41       2.21
  20          5.18     2.59     6.89     3.45       4.36           2.18     5.19       2.60
  21          5.37     2.69     7.15     3.58       4.54           2.27     5.41       2.71
  22          5.58     2.79     7.43     3.72       4.73           2.37     5.65       2.83
  23          5.80     2.90     7.73     3.87       4.94           2.47     5.90       2.95
  24          6.04     3.02     8.05     4.03       5.15           2.58     6.16       3.08
  25          6.29     3.15     8.39     4.20       5.38           2.69     6.43       3.22
  26          6.56     3.28     8.76     4.38       5.62           2.81     6.73       3.37
  27          6.85     3.43     9.16     4.58       5.87           2.94     7.04       3.52
  28          7.16     3.58     9.58     4.79       6.14           3.07     7.36       3.68
  29          7.49     3.75    10.04     5.02       6.42           3.21     7.70       3.85
  30          7.84     3.92    10.52     5.26       6.71           3.36     8.07       4.04
  31          8.21     4.11    11.04     5.52       7.03           3.52     8.45       4.23
  32          8.61     4.31    11.59     5.80       7.36           3.68     8.85       4.43
  33          9.03     4.52    12.17     6.09       7.71           3.86     9.28       4.64
  34          9.47     4.74    12.79     6.40       8.08           4.04     9.73       4.87
  35          9.95     4.98    13.44     6.72       8.47           4.24    10.21       5.11
  36          10.45    5.23    14.14     7.07       8.88           4.44    10.71       5.36
  37          10.98    5.49    14.88     7.44       9.32           4.66    11.24       5.62
  38          11.54    5.77    15.66     7.83       9.77           4.89    11.80       5.90
  39          12.14    6.07    16.49     8.25       10.26          5.13    12.38       6.19
  40          12.77    6.39    17.36     8.68       10.77          5.39    12.99       6.50
  41          13.43    6.72    18.28     9.14       11.30          5.65    13.63       6.82
  42          14.14    7.07    19.26     9.63       11.86          5.93    14.30       7.15
  43          14.89    7.45    20.28    10.14       12.45          6.23    14.99       7.50

                           MALE                               FEMALE
 ISSUE          NONSMOKER          SMOKER                     NONSMOKER    SMOKER
  AGE         SCTP     DSC      SCTP     DSC         SCTP          DSC      SCTP       DSC
  44          15.68    7.84    21.37    10.69       13.07          6.54    15.72       7.86
  45          16.52    8.26    22.51    11.26       13.73          6.87    16.49       8.25
  46          17.42    8.71    23.72    11.86       14.43          7.22    17.29       8.65
  47          18.37    9.19    25.00    12.50       15.16          7.58    18.14       9.07
  48          19.38    9.69    26.35    13.18       15.94          7.97    19.03       9.52
  49          20.46   10.23    27.79    13.90       16.77          8.39    19.98       9.99
  50          21.61   10.81    29.32    14.66       17.65          8.83    20.97      10.49
  51          22.83   11.42    30.94    15.47       18.57          9.29    22.02      11.01
  52          24.14   12.07    32.65    16.33       19.56          9.78    23.13      11.57
  53          25.53   12.77    34.48    17.24       20.61         10.31    24.30      12.15
  54          27.02   13.51    36.40    18.20       21.72         10.86    25.54      12.77
  55          28.60   14.30    38.44    19.22       22.90         11.45    26.84      13.42
  56          30.29   15.15    40.59    20.30       24.15         12.08    28.23      14.12
  57          32.08   16.04    42.87    21.44       25.49         12.75    29.70      14.85
  58          34.01   17.01    45.29    22.65       26.92         13.46    31.26      15.63
  59          36.07   18.04    47.85    23.93       28.46         14.23    32.95      16.48
  60          38.27   19.14    50.59    25.30       30.12         15.06    34.77      17.39
  61          40.63   20.32    53.51    26.76       31.91         15.96    36.73      18.37
  62          43.16   21.58    56.62    28.31       33.85         16.93    38.84      19.42
  63          45.88   22.94    59.92    29.96       35.92         17.96    41.11      20.56
  64          48.78   24.39    63.42    31.71       38.15         19.08    43.53      21.77
  65          51.89   25.95    67.11    33.56       40.54         20.27    46.11      23.06
  66          55.21   27.61    71.01    35.51       43.09         21.55    48.84      24.42
  67          58.77   29.39    75.13    37.57       45.84         22.92    51.77      25.89
  68          62.59   31.30    79.52    37.75       48.81         24.41    54.92      27.46
  69          66.71   33.36    84.20    37.75       52.04         26.02    58.36      29.18
  70          71.16   35.58    89.20    37.75       55.57         27.79    62.10      31.05
  71          75.96   36.00    94.56    37.75       59.43         29.72    66.20      33.10
  72          81.04   36.00    100.28   37.75       63.65         31.83    70.68      35.00
  73          86.57   36.00    106.35   37.75       68.25         34.00    75.53      35.00
  74          92.47   36.00    112.74   37.75       73.23         34.00    80.75      35.00
  75          98.73   36.00    119.44   37.75       78.61         34.00    86.34      35.00
  76         105.38   36.00    126.39   37.75       84.42         34.00    92.32      35.00
  77         112.45   36.00    133.62   37.75       90.68         34.00    98.70      35.00
  78         120.00   36.00    141.17   37.75       97.47         34.00    105.57     35.00
  79         128.12   36.00    149.15   37.75      104.88         34.00    113.00     35.00
  80         136.88   36.00    157.63   37.75      112.98         34.00    121.09     35.00
  81         146.36   36.00    166.67   37.75      121.85         34.00    129.91     35.00
  82         156.57   36.00    176.28   37.75      131.55         34.00    139.51     35.00
  83         167.52   36.00    186.39   37.75      142.10         34.00    149.91     35.00
  84         179.12   36.00    196.88   37.75      153.50         34.00    161.12     35.00
  85         191.34   36.00    207.71   37.75      165.78         34.00    172.98     35.00


Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                   LIFE INSURANCE COMPANY OF THE SOUTHWEST

                                     *****


                              FINANCIAL STATEMENTS

                                     *****


                           DECEMBER 31, 2001 AND 2000

[LOGO]
--------------------------------------------------------------------------------
                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 4397393




                       Report of Independent Accountants


To the Board of Directors and Stockholder of Life Insurance Company of the Southwest:



In our opinion, the accompanying balance sheets and the related statements of operations, comprehensive income, changes in stockholder's equity , and cash flows present fairly, in all material respects, the financial position of Life Insurance Company of the Southwest (LSW) at Deceimber 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of LSW's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in note 3 to the financial statements, LSW changed its method of accounting for derivative instruments in 2001.


Boston, Massachusetts
February 28, 2002



LIFE INSURANCE COMPANY OF THE SOUTHWEST
BALANCE SHEETS

DECELMBER 31
--------------------------------------------------------------------------------
(IN THOUSANDS)                                              2001        2000
--------------------------------------------------------------------------------

ASSETS:
     Cash and cash equivalents                         $    54,176   $    34,245
     Available-for-sale debt securities                  2,045,466     1,835,688
     Available-for-sale equity securities                   47,785        36,850
     Mortgage loans                                        369,951       352,921
     Policy loans                                           88,602        88,857
     Real estate investments                                   591           691
     Other invested assets                                  50,081        47,149
--------------------------------------------------------------------------------
          Total cash and invested assets                 2,656,652     2,396,401

     Deferred policy acquisition costs                     102,073        74,813
     Accrued investment income                              36,251        33,938
     Premiums and fees receivable                              262           208
     Amounts recoverable from reinsurers                     4,988        11,680
     Present value of future profits
       of insurance acquired                                87,579        99,063
     Property and equipment, net                             5,624         5,974
     Other assets                                            1,385         9,281
     Goodwill                                                3,450         3,647
--------------------------------------------------------------------------------

          Total assets                                 $ 2,898,264   $ 2,635,005
--------------------------------------------------------------------------------

LIABILITIES:
     Policyholders' accounts                           $ 2,541,858   $ 2,342,646
     Policy benefit liabilities                             47,218        54,302
     Policyholders' deposits and claims payable              1,243         1,067
     Collateral held on loaned securities                    7,465         9,478
     Deferred income taxes                                  32,453        18,058
     Other liabilities and accrued expenses                 36,711        32,136
--------------------------------------------------------------------------------
          Total liabilities                              2,666,948     2,457,687
--------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY:
     Capiital stock ($10.00 par, 300,000
       shares authorized and outstanding)                    3,000         3,000

     Additional paid-in capital                            193,307       175,307
     Retained earnings                                      32,052        14,709
     Accumulated other comprehensive income (loss)           2,957       (15,698)
--------------------------------------------------------------------------------
          Total stockholder's equity                       231,316       177,318
--------------------------------------------------------------------------------
          Total liabilities and stockholder's equity   $ 2,898,264    $ 2,635,00
================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


LIFE: INSURANCE COMPANY OF THE SOUTHWEST
STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
(IN THOUSANDS)                                             2001          2000
--------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                       $   4,648     $ 3, 723
Policy and contract charges                                  9,145       12,991
Net investment income                                      120,420      137,580
Net investment loss                                         (2,169)      (3,305)
Other income                                                    94          735
--------------------------------------------------------------------------------
     Total revenues                                        132,138      151,724
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Decrease in policy liabilities                         (1,108)      (1,459)
     Policy benefits                                         6,853        7,409
     Interest credited to policyholders' accounts           67,453       92,074
     Operating expenses                                     17,988       14,643
     Policy acquisition expenses, net                       11,842       10,741
--------------------------------------------------------------------------------

     Total benefits and expenses                           103,028      123,408
--------------------------------------------------------------------------------
     Income before income taxes and
       cumulative effect                                    29,110       28,316

     Income tax expense                                      9,648        8,953
--------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT
  OF ACCOUNTING CHANGE                                      19,462       19,363

Cumlulative effect of adoption of
  Financial Accounting Standard #133
  ACCOUNTING FOR DERIVATIVE INSTRUMENTS
  AND HEDGING ACTIVITIES                                        81         --
--------------------------------------------------------------------------------
NET INCOME                                               $  19,543    $  19,363
================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENTS OF COMPREHENSIVE INCOME

FOR THE  YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
(IN THOUSANDS)
--------------------------------------------------------------------------------

     Net Income                                        $  19,543      $  19,363

OTHER COMPREHENSIVE INCOME:
     Unrealized gains on available-for-sale
       securities, net                                    18,655         20,113
--------------------------------------------------------------------------------

     Total comprehensive income                        $  38,198      $  39,476
================================================================================











   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
(IN THOUSANDS)                                              2001         2000
--------------------------------------------------------------------------------

CAPITAL STOCK:
  Balance at December 31 ($10.00 par 300,000
    shares authorized and outstanding)                  $   3,000     $   3,000
--------------------------------------------------------------------------------

ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                  $ 175,307     $ 175,307
  Contributed paid-in capital                              18,000          --
--------------------------------------------------------------------------------

  Balance at December 31                                $ 193,307     $ 175,307
--------------------------------------------------------------------------------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
  Balalnce at January 1                                 $  14,709     $  (2,254)
  Net income                                               19,543        19,363
  Stockholder dividends                                    (2,200)       (2,400)
--------------------------------------------------------------------------------
    Balance at December 31                              $  32,052     $  14,709
================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Balalnce at January 1                                 $ (15,698)    $ (35,811)
  Unrealized gains on available-for-sale
    securities, net                                        18,655        20,113
--------------------------------------------------------------------------------

  Balance at December 31                                $   2,957     $ (15,698)
--------------------------------------------------------------------------------

TOTAL STOCKHOLDER'S EQUITY:
  Balalnce at December 31                               $ 231,316     $ 177,318
================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
(IN THOUSANDS)                                              2001        2000
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                              $  19,543    $  19,363

Adjustments to reconcile net income to net cash provided by operations:
  Change in:
    Accrued investment income                              (2,313)      (2,208)
    Policy liabilities                                       (404)         674
    Deferred policy acquisition costs                     (29,252)     (21,575)
  Deferred income taxes                                     4,350        8,418
  Net investment loss                                       2,169        3,305
  Amortization of present value of
    future profits of insurance acquired                    8,448        5,107
  Depreciation                                                142          217
  Other                                                    12,832       23,679
--------------------------------------------------------------------------------

    NET CASH PROVIDED BY OPERATING ACTIVITIES              15,515       36,980
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities, and
    repayments of investments                             577,428      237,556
  Cost of investments acquired                           (776,087)    (331,066)
  Other                                                    (6,364)        (903)
--------------------------------------------------------------------------------

    Net cash used in investing
      activities                                         (205,023)     (94,413)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including
    interest credited                                     433,841      383,567
  Policyholders' withdrawals,
    including policy charges                             (234,629)    (306,541)
  Capital contribution received from
    parent company                                         18,000         --
  Net decrease in securities
    lending liabilities                                    (2,013)      (3,045)
  Stockholder dividends                                    (2,200)      (2,400)
  Other                                                    (3,560)      (8,636)
--------------------------------------------------------------------------------

    Net cash provided by financing activities             209,439       62,945
--------------------------------------------------------------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                  19,931        5,512

CASH AND CASH EQUIVALENTS:
  Beginning of year                                        34,245      28, 733
--------------------------------------------------------------------------------

  End of year                                           $  54,176    $  34,245
================================================================================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

LIFE: INSURANCE COMPANY OF THE SOUTHWEST
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

Life Insurance Company of the Southwest ("LSW") is a life insurance company domiciled in the state of Texas). LSW offers a broad array of single premium and flexible premium annuity products, and individual life insurance. These products are primarily distributed through independent brokers throughout the Unted States. LSW has In excess of 160,000 in-force policies and is licensed to do business in 49 states and the District of Columbia. About 37% of LSWs total collected premiums and deposits are derived from residents of California and Texas.

LSW is a wholly owned subsidiary of Insurance Investors Life Insurance Company ("IIL"), which in turn is a wholly owned subsidiary of LSW National Holdings, Inc. ("LSWNH"). National Financial Services, Inc. ("NFS"), a wholly owned subsidiary of National Life Insurance Company ("NLIC"), owns 100% of the outstanding stock of LSWNH.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of LSW have been prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP).

Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses. Prepayment assumptions used in the calculation of the effective yield and valuation of mortgage-backed bonds and structured securities are based on available industry sources and information provided by lenders.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated net realizable value, and is held as available-for-sale.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment. Investments in joint ventures and limited partnerships withunderlying characteristics of real estate are generally carried at cost.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Net reialized investment gains ~and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred income taxes, present value of future profits of insurance acquired, and deferred policy acquisition costs.

DEFERRED POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs ("DAC") for universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

DAC for non-participating term life insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.



PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of futllre profits are revised. Present value of future profits is adjusted for related unrealized gains and losses; on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability. See Note 9 regarding changes in the treatment of intangible assets effective for fiscal years beginning after December 15, 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated over 3 to 10 years using the straight-line method. Computer software is depreciated over 5 years using the straight-line method.

Unamortized computer software costs were $5.5 million and $5.8 million for the years ended December 31, 2001 and 2000, respectively. Charges to expense for amortization were $1.3 million and $1.0 million for 2001 and 2000, respectively.

POLICY LIABILITIES

Policy benefit liabilities for traditional life insurance are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based primarily on company experience.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.

For periods subsequent to December 31, 2000, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily Ibased on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

RECOGNITION OF INSURANCE INCOME AND RELATED EXDENSES

Premiums from traditional life insurance and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

FEDERAL INCOME TAXES

LSW will file a consolidated tax return for the tax year ended December 31, 2001 with its immediate parent company, IIl. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale ("AFS") debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                     GROSS        GROSS
                                                    UNREALIZED  UNREALIZED  ESTIMATED FAIR
              2001                       COST *       GAINS       LOSSES        VALUE
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   10,831   $      522   $      186   $   11,167
  Government agencies, authorities
    and subdivisions                     37,240        1,417           36       38,621
  Public utilities                      333,585        6,250        7,433      332,402
  Corporate                           1,067,000       31,127       20,474    1,077,653
  Private placements                    244,412        6,837        4,442      246,807
  Mortgage-backed securities            335,531        5,886        2,601      338,816
------------------------------------------------------------------------------------------
    Total AFS debt securities         2,028,599       52,039       35,172    2,045,466
  Preferred stocks                       45,592          824          311       46,105
  Common stocks                           1,680         --           --          1,680
------------------------------------------------------------------------------------------
    Total AFS debt and equity
     Securities                      $2,075,872   $   52,863   $   35,483   $2,093,251
==========================================================================================



               2000
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   40,664   $      918   $    1,311   $   40,271
  Government agencies, authorities
  And subdivisions                       42,517        1,032          620       42,929
  Public utilities                      224,597        3,265        3,372      224,490
  Corporate                           1,020,638       14,793       39,802      995,629
  Private placements                    183,575        2,909        5,331      181,153
  Mortgage-backed securities            347,612        4,109          505      351,216
------------------------------------------------------------------------------------------
    Total AFS debt securities         1,859,603       27,026       50,941    1,835,688
  Preferred stocks                       38,430          207        1,792       36,845
  Common stocks                               5         --           --              5
------------------------------------------------------------------------------------------
    Total AFS debt and equity
      Securities                     $1,898,038   $   27,233   $   52,733   $1,872,538
==========================================================================================



 *Amortized cost for debt securities and cost for equity securities


Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income (loss) and changes therein for the years ended December 31 were as follows (in thousands):

                                                              2001       2000
--------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities      $ 42,880    $ 44,412
Related deferred policy acquisition costs                    (9,392)       --
Related present value of future pofits
  of insurance acquired                                      (4,787)    (13,457)
Related deferred income taxes'                              (10,046)    (10,842)
--------------------------------------------------------------------------------
  Increase in net unrealized gains                           18,655      20,113
  Balance, beginning of year                                (15,698)    (35,811)
--------------------------------------------------------------------------------
  Balance, end of year                                      $ 2,957   $ (15,698)
================================================================================

                                                              2001        2000
--------------------------------------------------------------------------------
Balance, end of year includes:
  Net unrealized gains (losses) on available-for-sale
    securities                                             $ 17,380    $(25,500)
  Related deferred policy acquisition costs                  (9,392)       --
  Related present value of future profits
    of insurance acquired                                    (3,438)      1,349
  Related deferred income taxes                              (1,593)      8,453
--------------------------------------------------------------------------------
  Balance, end of year                                     $  2,957    $(15,698)
================================================================================

Net other comprehensive income for 4001 and 2000 of $18.7 million and $20.1 million is presented net of reclassifications to net income for net investment losses during the period of $(5.1) million and $(3.1) million and net of tax and deferred policy acquisition cost offsets of $(1.1) million and $(1.4) million, respectively.

The amortized cost and estimated fait values of debt securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized  Estimated Fair
                                                         Cost          Value
     ---------------------------------------------------------------------------
     Due in one year or less                           $ 73,935    $ 74,392
     Due after one year through five years              820,813     834,995
     Due after five years through ten years             664,959     665,458
     Due after ten years                                133,361     131,805
     Mortgage-backed securities                         335,531     338,816
     ---------------------------------------------------------------------------
        TOTAL                                       $ 2,028,599 $ 2,045,466
     ===========================================================================

Infornnation relating to available-for-sale debt security voluntary sale transactions for the years ended December 31 is shown below (in thousands):

                                                          2001           2000
     ---------------------------------------------------------------------------
     Proceeds from sales                               $ 431,505      $ 122,422

     Gross realized gains                                $ 9,924        $ 1,562
     Gross realized losses                               $ 5,385        $ 3,133

The following summarizes the components of net investment gains (losses) by investment category as of December 31 (in thousands):

                                                              2001         2000
     ---------------------------------------------------------------------------
     Available-for-sale debt securities                    $ (5,145)   $ (3,316)
     Available-for-sale equity securities                      (259)          7
     Mortgage loans                                             (36)        (40)
     Real estate investments                                     26          52
     Other invested assets                                    3,245          (8)
     ---------------------------------------------------------------------------
       Total                                               $ (2,169)   $ (3,305)
     ==========================================================================

LSW periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. LSW receives cash collateral for at least 102% of the market value, of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $7.5 million and $9.5 million at December 31, 2001 and 2000, respectively.

MORTAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                             2001         2000
                                        -----------------------------
     GEOGRAPHIC REGION
     New England                             1.9%          2.1%
     Middle Atlantic                         7.8           8.5
     East North Central                      7.6           5.9
     West North Central                      2.3           2.6
     South Atlantic                         25.9          19.9
     East South Central                      7.0           7.5
     West South Central                     18.3          20.3
     Mountain                               16.2          18.3
     Pacific                                13.0          14.9
     ---------------------------------------------------------------------------

       TOTAL                               100.0%        100.0%
     ===========================================================================

     PROPERTY TYPE
     Residential                             0.1%          0.2%
     Apartment                              13.9          10.5
     Retail                                  7.6           5.9
     Office Building                        42.8          48.0
     Industrial                             30.6          30.5
     Hotel/Motel                             3.3           3.7
     Other Commercial                        1.7           1.2
     ---------------------------------------------------------------------------
       TOTAL                               100.0%        100.0%
     ===========================================================================

     Total mortgage loans and real estate
       (IN THOUSANDS)                  $ 370,542     $ 353,612
     ===========================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                 2001               2000
     ---------------------------------------------------------------------
     Unimpaired loans                         $ 360,790          $ 343,480
     Impaired loans without valuation
       allowances                                 7,028              9,272
     ---------------------------------------------------------------------
       Subtotal                                 367,818            352,752
     ---------------------------------------------------------------------
     Impaired loans with valuation
       allowances                                 2,209                209
     Related valuation allowances                   (76)               (40)
     ---------------------------------------------------------------------
       Subtotal                                   2,133                169
       Total                                  $ 369,951          $ 352,921
     =====================================================================


     Impaired loans:

       Average recorded investment              $ 9,359            $ 6,488
       Interest income recognized               $ 1,219              $ 819
       Interest received                        $ 1,089              $ 778


Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                       2001          2000
     Additions for impaired loans charged to
       realized losses                                 $ 76          $ 40
     Impairment losses charged to valuation
       allowances                                       --            --
     Changes to previously established valuation
       allowances                                       (40)          --
     ---------------------------------------------------------------------
     Increase in valuation allowances                    36            40
     Balance, beginning of year                          40           --
     ---------------------------------------------------------------------
     Balance, end of year                              $ 76          $ 40
     =====================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                       2001          2000
     ---------------------------------------------------------------------------
     Debt securities interest                       $ 139,613     $ 126,763
     Equity securities dividends                        3,031         2,718
     Mortgage loan interest                            28,915        27,899
     Policy loan interest                               5,119         5,122
     Real estate income                                   124           243
     Other investment loss                            (52,428)      (18,798)
     ---------------------------------------------------------------------------
     Gross investment income                          124,374       143,947
     Less: investment expenses                          3,954         6,367
     ---------------------------------------------------------------------------
     Net investment income                          $ 120,420     $ 137,580
     ===========================================================================

DERIVATIVES

LSW adopted FAS 133 effective January l, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS
133, net of related deferred acquisition cost, present value of future profit, and income tax effects was $81,000. The pro forma effects of applying FAS 133 to prior period operating results are not determinable.

LSW purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products.

Management has determined that these instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and as such, are both included at fair value in the statements of operations.

LSW purchases options only from highly rated counterparties. However, in the event a counterparty failed I to perform, LSWs loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

For 2001, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative. At January l, 2001, total equity indexed annuity liabilities of $927.9 million were comprised of $666.4 million of host contract and $261.5 million of embedded derivative. Prior to January l, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date.

Interest credited expense includes the changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

For 2001, operating net income attributable to equity indexed annuities increased $9.2 million due to the adoption of FAS 133.

The net notional amounts of options (including policy liabilities and options written) and futures at December 31 were as follows (in thousands):

                                                          2001          2000
--------------------------------------------------------------------------------
Notional amounts:
     Options                                           $   --         $ 82,049
     Futures                                           $ 13,470       $ 29,040
================================================================================

The net book value of options and futures at December 31 were as follows (in thousands):


                                                     2001            2000
--------------------------------------------------------------------------------
BOOK VALUES:
Options (included in other invested assets)
     Fair Value                                   $ 29,288       $      --
     Net Amortized Cost                                 26             278
     Intrinsic value                                   --            1,870
--------------------------------------------------------------------------------
     Total option value                             29,288          28,148

Future at fair value (included in other
  invested assets)                                   1,148             (12)
--------------------------------------------------------------------------------
Net book value                                    $ 30,436        $ 28,136
================================================================================


FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                  2001                    2000
-----------------------------------------------------------------------------------------
                                        Carrying      Estimated   Carrying    Estimated
                                          Value       Fair Value    Value     Fair Value
-----------------------------------------------------------------------------------------
Cash and cash equivalents              $   54,176   $   54,176   $   34,245   $   34,245
Available-for-sale debt securities      2,045,466    2,045,466    1,835,688    1,835,688
Available-for-sale equity securities       47,785       47,785       36,850       36,850
Mortgage loans                            369,951      404,014      352,921      375,500
Policy loans                               88,602       87,902       88,857       89,259
Derivatives                                30,436       30,436       28,136       19,080

Investment products                    $2,541,858   $2,411,877   $2,342,646   $2,221,246


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value.
Fixed rate policy loan fair value's are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium and single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

LSW reinsures portions of certain policies it writes, thereby providing greater diversification of risk and minimizing exposure on larger policies. LSW cedes risks on a coinsurance and a yearly renewable term basis in excess of the retention limits of $75,000 for ordinary life and endowment products, excluding the participating ordinary life product, and $150,000 for universal life and single premium endowment products with a minimum cession of $25,000. Risks are ceded on a 50% modified coinsurance basis certain participating ordinary life products and a 100% modified coinsurance basis for all equity indexed universal life policies. Premiums and annuity considerations, and benefits and reserve changes are show In after reduction for reinsurance ceded to other companies.

LSW regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. A contingent liability exists with respect to reinsurance in the event that the reinsurance companies should be unable to meet I their obligations under the reinsurance agreements. Some of the contingent liability exists with NLIC.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                  2001               2000
--------------------------------------------------------------------------------
Insurance premiums:
  Direct premiums                               $ 6,157            $ 4,912
  Reinsurance assumed                                 5                  1
  Reinsurance ceded                              (1,514)            (1,190)
--------------------------------------------------------------------------------
  Total insurance premiums                      $ 4,648            $ 3,723
================================================================================


Decrease in policy liabilities:
  Direct increase in policy liabilities            $ 83              $ 322
  Reinsurance ceded                              (1,191)            (1,781)
--------------------------------------------------------------------------------
  Total decrease in policy liabilities          $(1,108)          $ (1,459)
================================================================================

Policy benefits:
  Direct policy benefits                        $ 7,193            $ 6,466
  Reinsurance assumed                               (17)                70
  Reinsurance ceded                                (323)               873
--------------------------------------------------------------------------------
  TOTAL POLICY BENEFITS                         $ 6,853            $ 7,409
================================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

2001 2000

Balance, beginning of year                     $ 74,813           $ 53,238
  Acquisition costs deferred                     33,655             32,144
  Amortization to expense during the year        (1,158)           (10,569)
  Adjustments to equity during the year          (5,237)              --
--------------------------------------------------------------------------------
Balance, end of year                          $ 102,073           $ 74,813
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):


 2001 2000
AMOUNT RATE AMOUNT RATE
Current                                 $ 5,298               $ 535
Deferred                                  4,350               8,418
-----------------------------------------------             -------
  Income taxes                          $ 9,648    33.1%    $ 8,953    31.6%
===============================================             =======

Expected income taxes                   $10,189    35.0%    $ 9,911    35.0%
Dividends received deduction                (40)    (.1)%       (27)    (.1)%
Affordable housing tax credit              (815)   (2.8)%      (815)   (2.9)%
Other, net                                  314     1.0        (116)    (.4)%
--------------------------------------------------------------------------------

  Income taxes                          $ 9,648             $ 8,953
===============================================             =======
  Effective federal income tax rate                33.1%               31.6%
===============================================   =====               =====

LSW paid federal income tax of $0.2 million in 2001 and received a federal income tax refund $7.3 million in 2000.

Components of net deferred income taxes at December 31 were as follows (in thousands):

                                                    2001            2000
--------------------------------------------------------------------------------
Deferred income tax assets:
  Net unrealized loss on available-for-sale
    debt and equity securities                    $    --           $ 8,453
  Policy liabilities                               39,622            43,045
  Other liabilities and accrued expenses           11,120             1,527
  Other                                             5,083             4,758
--------------------------------------------------------------------------------
  Total deferred income tax assets               $ 55,825          $ 57,783
--------------------------------------------------------------------------------

Deferred income tax liabilities:
  Net unrealized gain on available-for sale
    debt and equity securities                    $ 1,593          $   --
  Deferred policy acquisition costs                36,778            24,367
  Present value of future profits of
    insurance acquired                             31,856            34,200
  Debt and equity securities                       15,951             9,288
  Other                                             2,100             7,986
--------------------------------------------------------------------------------
  Total deferred income tax liabilities          $ 88,278          $ 75,841
--------------------------------------------------------------------------------

Net deferred income tax (liabilities)           $ (32,453)        $ (18,058)
================================================================================

Management believes that it is more likely than not that LSW will realize the benefits of deferred tax I asset.

The amount of low-income housing credit carry forwards available to reduce federal income tax for LSW was approximately $1.2 million for the ended December 31, 2000. These credit carry forwards were utilized during 2001. There are no low income housing credit carry forwards at December 31, 2001.

NOTE 7 - BENEFIT PLANS

LSW provides a 401(k) defined contribution plan covering substantially all employees. LSW matches employee contributions at a rate of 50% (to a maximum of 3% of compensation). Employees may make additional voluntary contributions subject to the plan's contribution guidelines. In 2000, LSW contributed 3% of each plan participant's salary to the 401k plan and matched employee contributions at a rate of 50% (to a maximum of 3% of compensation). Company contributions approximated $.3 million for both years ended December 31, 2001 and 2000. In 2001, employees began participating in NLIC's defined benefit plan. Compensation expense for LSW related to this plan was approximately $.1 million for the year ended December 31, 2001.



NOTE 8 - COMMITMENTS AND CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2001 and 2000 were $43.9 million and $12.9 million, respectively.

A lawsuit has been filed against LSW seeking to recover proceeds from the redemption of certain securities due to the redeeming corporation's entry into bankruptcy proceedings within a short time after the redemption. LSW recorded a pre-tax contingent liability as of December 31, 2001 of $2 million. Management believes that it is probable that this action will be settled in the range of $0 to $3 million on a pretax basis.

In the ordinary course of its operations, LSW has been named as defendant in various legal actions seeking monetary damages. It is management's opinion that the ultimate liability, if any, resulting from the disposition of these matters will not have a materially adverse effect on LSWs financial position, results of operations, or liquidity.

NOTE 9 - NEW ACCOUNTING PRONOUNCEMENTS FOR GOODWILL AND OTHER INTANGIBLE ASSETS - FAS 142

In June 2001, the Financial Accounting Standards Board Issued Statement of Financial Accounting Standards No.142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS
142), which establishes accounting and reponting standards for acquired goodwill and other intangible assets. FAS 142 requires that an entity discontinue amortization of goodwill and other intangible assets with an indefinite useful life and apply an impairment test to determine if a loss should be recorded. The statement is effective for fiscal years beginning after December 15, 2001.

In JuNe 1999, original goodwill of $3.9 million related to the LSW's purchase by NFS was established to be amortized over 20 years. Related amortization for 2001 and 2000 was $.2 million. No significant cumulative effect is anticipated due to the adoption of FAS 142. Amortization of goodwill will be discontinued in 2002 and the asset will be reported at the balance as of December 31, 2001, at $3.4 million.

NOTE 10 - STATUTORY INFORMATION

LSW prepares statutory basis financial statements for regulatory filings with insurance regulators in 49 states and the District of Columbia. A reconciliation of LSW's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                  2001                      2000
-----------------------------------------------------------------------------------------
                                          Surplus/                  Surplus/
                                           Equity     Net Income     Equity    Net Income
-----------------------------------------------------------------------------------------
Statutory surplus/net income            $ 125,466    $  (2,320)   $ 106,653    $  (8,455)

Asset valuation reserve                    13,579         --         12,238         --
Interest maintenance reserve                3,115         (942)        --           (943)
Non-admitted assets                        13,654         --         12,364         --
Investments                                20,649        1,454       (5,540)       5,802
Deferred policy acquisition costs
  and present value of future profits     189,652       20,804      173,876       16,468
Deferred income taxes                     (42,582)      (4,350)     (23,758)      (8,418)
Policy liabilities (99,769)                (3,513)    (106,986)      15,520
Other changes, net                          7,552        8,410        8,471         (611)
-----------------------------------------------------------------------------------------

GAAP equity/net income                  $ 231,316    $  19,543    $ 177,318    $  19,363
=========================================================================================


The Texas Department of Insurance ("TDI") has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is an increase to statutory surplus of $.9 million, as filed in the Company's December 31, 2001 annual statement, primarily as a result of the recording of a deferred tax asset and the elimination of cost of collection in excess of loading on deferred and uncollected premiums.


NOTE 11 - RELATED PARTY TRANSACTIONS

LSW entered into several service agreements with NLIC. These agreements provide LSW with various administrative services, the most significant of which are investment advisory services, tax preparation and planning and data processing and telecommunications. During 2001 and 2000, LSW incurred fees associated with these agreements of $3.3 million and $2.5 million, respectively. Amounts payable to NlIC at December 31, 2001 and 2000 were $.6 million and $.7 million, respectively.

During 2000, LSW entered into a yearly renewable term reinsurance and two coinsurance agreements with NLlC. Reserve credits taken in conjunction with these agreements totaled $7.8 million and $3.8 million during each of the years ended December 31, 2001 and 2000, respectively. Premium ceded totaled $15.7 million and $10.2 million and unpaid losses totaled $.1 million and $.3 million for the years ended December 31, 2001 and 2000, respectively. Premiums ceded have been reflected as increases in policy liabilities in accordance with GAAP.

In 2001, lSWs parent, Ill, made a capital contribution of $18 million.

LSW paid stockholder dividends to IIL totaling $2.2 million and $2.4 million during 2001 and 2000, respeictively. The maximum amount of dividends that can be paid without the approval of the TDI is 10% of statutory surplus or 100% of prior year statutory net income, whichever is greater. In making the determination of the maximum dividend payable, the aggregate dividends paid over the past twelve months must be taken into account. The amount of dividend payments for 2002, based on 2001 results, would be limited to $12.2 million.

NOTE 12-LEASES


In the later part of 1999, LSW entered into a seventy-two month lease for office space. The lease obligates the company to pay a base rental of $445,000 during the first two years with escalations iestablished in subsequent years. Rent expense paid in both 2001 and 2000 under this lease was $445,000.

The following is a schedule of future minimum rental payments for operating leases that have remaining non-cancelable terms in excess of one year as of December 31, 2001:


                                Year Ending             Minimum Rentals
                                ---------------------------------------
                                    2002                   $ 472,000
                                    2003                   $ 472,000
                                    2004                   $ 513,000
                                    2005                   $ 513,000
                                ---------------------------------------


NOTE 13 EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

The Company's investment portfolio at December 31, 2001 and March 31, 2002 included an investment of approximately $10 million in WorldCom, Inc. debt securities. Management is currently evaluating the extent to which this investment is other-than-temporarily impaired. While the extent of any other-than-temporary impairment due to the decline in fair value subsequent to March 31, 2002 is not determinable, management believes that the ultimate impact, after related DAC and income tax offsets will not have a material impact on the Company's financial position. A subsequent other-than-temporary impairment would result in a charge to net income in 2002.


                                   (UNAUDITED)

LIFE INSURANCE COMPANY OF THE SOUTHWEST

BALANCE SHEET


March 31 ,
--------------------------------------------------------------------------------
(In Thousands)                                                        2002
--------------------------------------------------------------------------------

ASSETS:
     Cash and cash equivalents                                   $    34,475
     Available-for-sale debt and equity securities                 2,148,223
     Mortgage loans                                                  361,675
     Policy loans                                                     88,377
     Real estate investments                                             584
     Other Invested Assets                                            51,661
--------------------------------------------------------------------------------

          Total cash and invested assets                           2,684,995


     Deferred policy acquisition costs                               114,868
     Accrued investment income                                        37,413
     Premiums and fees receivable                                        258
     Amounts recoverable from reinsurers                               5,748
     Present value of future profits of insurance acquired            88,541
     Property and equipment, net                                       5,509
     Other assets                                                      1,469
     Goodwill                                                          3,450
--------------------------------------------------------------------------------
Total assets                                                      $2,942,252
================================================================================

LIABILITIES:
     Policy benefit liabilities                                      $47,344
     Policyholders' accounts                                       2,606,749
     Policyholders' deposits                                              80
     Policy claims payable                                             1,975
     Policyholders'dividends                                              74
     Collateral held on loaned securities                             10,925
     Deferred income taxes                                            25,636
     Other liabilities and accrued expenses                           26,067
--------------------------------------------------------------------------------
        Total liabilities                                          2,718,852
--------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY:
      Capital stock ($10.00 par, 300,000
         shares authorized and outstanding)                            3,000
      Additional paid-in capital                                     193,307
      Retained earnings                                               38,436
      Accumulated other comprehensive loss                           (11,344)
--------------------------------------------------------------------------------
       Total stockholder's equity                                    223,400
--------------------------------------------------------------------------------
       Total liabilities and stockholder's equity                 $2,942,252
================================================================================




                                  (UNAUDITED)


LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31,
--------------------------------------------------------------------------------
(In Thousands)                                                             2002
--------------------------------------------------------------------------------
REVENUES:
 Insurance premiums                                                      $ 1,379
 Policy and contract charges                                               2,252
 Net investment income                                                    40,367
 Net investment gains (losses)                                                58
 Other income                                                                 14
--------------------------------------------------------------------------------
 Total revenues                                                           44,069
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:

  Increase in policy liabilities                                            (149)
  Policy benefits                                                          1,746
  Policyholders' dividends                                                     0
  Interest credited to policyholders' accounts                            22,141
  Operating expenses                                                       4,117
  Policy acquisition expenses,net                                          6,706
--------------------------------------------------------------------------------
    Total benefits and expenses                                           34,562
--------------------------------------------------------------------------------
 Income before income taxes                                                9,507

  Income tax expense                                                       3,123
--------------------------------------------------------------------------------
 NET INCOME                                                                6,384


 OTHER COMPREHENSIVE INCOME (LOSS)

  Net unrealized gains/(losses) on securities                            (14,098)
--------------------------------------------------------------------------------
 TOTAL COMPREHENSIVE INCOME (LOSS)                                       $(7,713)
--------------------------------------------------------------------------------




                                  (UNAUDITED)


LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY


FOR THE THREE MONTHS ENDED MARCH 31 ,
--------------------------------------------------------------------------------
(IN THOUSANDS)                                                         2002
--------------------------------------------------------------------------------

CAPITAL STOCK:
 Balance at March 31 ($10.00 par, 300,000 shares authorized
  and outstanding)                                                    $   3,000
================================================================================
ADDITIONAL PAID-IN CAPITAL:
 Balance at January 1                                                   193,307
--------------------------------------------------------------------------------
   Balance at March 31                                                  193,307
================================================================================

RETAINED EARNINGS:
 Balance At January 1                                                    32,052
 Net Income                                                               6,384
--------------------------------------------------------------------------------
  Balance at March 31                                                    38,436
================================================================================


ACCUMULATED OTHER COMPREHENSIVE INCOME (Loss):
 Balance at January 1                                                     2,957
 Unrealized loss on available-for-sale securities, net                  (14,301)
--------------------------------------------------------------------------------
  Balance at March 31                                                   (11,344)
================================================================================

TOTAL STOCKHOLDER'S EQUITY:
 Balance at March 31                                                    223,400
================================================================================



                                  (UNAUDITED)


LIFE INSURANCE COMPANY OF THE SOUTHWEST
STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31,
---------------------------------------------------------------------------------
(In Thousands)                                                             2002
---------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                $ 6,384

Adjustments to reconcile net income to net cash provided by operations:
     Change in:
      Accrued investment income                                            (1,161)
      Policy liabilities                                                      608
      Deferred policy acquisition costs                                    (3,902)
      Policyholders' dividends                                                 (9)
     Deferred income taxes                                                    774
     Net realized investment gains                                            (58)
     Amortization of present value of
       future profits of insurance acquired                                 2,475
     Depreciation                                                               6
     Other                                                                  4,441
---------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                         9,557
---------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and repayments of investments             189,011
Cost of investments acquired                                             (269,267)
Other                                                                      (1,548)
---------------------------------------------------------------------------------
Net cash used by investing activities                                     (81,804)
---------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' deposits, including interest credited                      106,986
Policyholders' withdrawals, including policy charges                      (42,095)
Net increase decrease in securities lending liabilities                     3,460
Other                                                                     (15,806)
---------------------------------------------------------------------------------
Net cash provided by financing activities                                  52,546
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      (19,701)

CASH AND CASH EQUIVALENTS:
Beginning of year                                                          54,176
---------------------------------------------------------------------------------
End of year                                                               $34,475
=================================================================================


                                     PART II

                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

        Article VI, Section 2 of the Bylaws of Life Insurance Company of the Southwest ("LSW" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

        The Bylaws are filed as Exhibit 1.A.(6)(b) to this Registration
Statement.

        Texas law authorizes Texas corporations to provide indemnification to directors, officers and other persons.

        LSW or its parent owns a directors and officers liability insurance policy covering liabilities that directors and officers of LSW may incur in acting as directors and officers.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION RELATING TO FEES AND CHARGES

        LSW hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

        The facing sheet.
        The prospectus consisting of 61 pages.
        Undertaking to file reports.
        Rule 484 undertaking.
        Representation relating to fees and expenses.
        The signatures.
        Written consents of the following persons:
               (a) D. Russell Morgan, Esq.
               (b) Elizabeth H. MacGowan, F.S.A.
               (c) Sutherland Asbill & Brennan LLP
               (d) PricewaterhouseCoopers LLP, Auditors

        The following exhibits:

        1.
          A.

                (1) Resolutions of the Board of Directors of Life Insurance Company of the Southwest establishing the LSW Variable Life Insurance Account (1)
                (2)     Not Applicable.
                (3)     (a)     Form of Distribution Agreement between Life
                                Insurance Company of the Southwest and Equity
                                Services, Inc.
                        (b)(l)  Form of Equity Services, Inc. Branch Office
                                Supervisor Contract. (2)
                        (b)(2)  Form of Equity Services, Inc. Registered
                                Representative Contract. (2)
                        (c)     Schedule of Sales Commissions. (9)

                (4)     Not Applicable.
                (5)     Specimen LSW Advantage Policy Form (1)
                (6)     (a)     Articles of Incorporation of Life insurance
                                Company of the Southwest. (1)
                        (b)     Bylaws of Life Insurance Company of the
                                Southwest (1)
                (7)     Not Applicable.
                (8)     (a)     Form of Amendment to Agreement between LSW and
                                Sentinel Variable Products Trust (3)
                        (b)     Form of Amendment to Agreement between LSW and
                                Variable Insurance Products Fund (4)
                        (c)     Form of Amendment to Agreement between LSW and
                                Variable Insurance Products Fund II (4)
                        (d)     Form of Amendment to Agreement between LSW and
                                Alger American Fund (5)
                        (e)     Form of Amendment to Agreement between LSW and
                                American Century Variable Portfolios, Inc. (6)
                        (f)     Form of Amendment to Agreement between LSW and
                                Dreyfus Socially Responsible Growth Fund, Inc.
                                (7)

                        (g) Form of Amendment to Agreement between LSW and INVESCO Variable Insurance Funds, Inc. (7)
                        (h) Form of Amendment to Agreement between LSW and J.P. Morgan Series Trust 11(6)
                        (i) Form of Amendment to Agreement between LSW and Neuberger Berman Advisers Management Trust (6)
                        (j) Form of Amendment to Agreement among LSW, Strong Opportunity Fund II and Strong Variable Insurance Funds, Inc. (8)

                (9)     Not Applicable.

               (10)   LSW Advantage Application Form (1)
               (11) Memorandum describing issuance, transfer and redemption procedures. (9)

        2. Opinion and Consent of D. Russell Morgan, Esq., as to the legality of the securities being offered.
        3.     Not Applicable.
        4.     Not Applicable.
        5.     Not Applicable.
        6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., as to actuarial matters pertaining to the securities being registered.
        7.     (a)    Consent of PricewaterhouseCooperes LLP, Auditors
               (b)    Consent of Sutherland, Asbill & Brennan LLP
        8.     Not Applicable


-----------------------------

(1) Incorporated herein by reference to the Form S-6 Registration Statement (File No. 333-57402) for LSW Variable Life Insurance Account (LSW Advantage) filed on March 22, 2001.


(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.


(3) Participation Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-1A (File No. 333-35832) for Sentinel Variable Products Trust filed on October 18, 2000


(4) Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No.333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.


(5) Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.

(6) Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997.

(7) Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No.333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.


(8) Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No.33-91938) for National Variable Life Insurance Account (VariTrak) filed May 1, 1998.

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-57402) for LSW Variable Life Insurance Account (LSW Advantage) filed on July 3, 2001.

                                      SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, LSW Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Dallas and the State of Texas, on the 28th day of June, 2002.


                                            LSW VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: LIFE INSURANCE COMPANY
                                                  OF THE SOUTHWEST



Attest:  /S/ D. RUSSELL MORGAN              By: /S/ WADE H. MAYO
         ---------------------                  ----------------
         D. Russell Morgan                      Wade H. Mayo
         Assistant Secretary                    President and
                                                Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Life Insurance Company of the Southwest has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Dallas, State of Texas, on the 28th day of June, 2002.

                                         LIFE INSURANCE COMPANY OF THE SOUTHWEST
(SEAL)                                               (Depositor)


Attest: /S/D. RUSSELL MORGAN                By: /S/ WADE H. MAYO
        ---------------------                  ------------------
         D. Russell Morgan                     Wade H. Mayo
         Assistant Secretary                   President and
                                               Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                               TITLE                      DATE


/S/ WADE H. MAYO               President,                         June 28, 2002
----------------
Wade H. Mayo                   Chief Executive Officer
                               and Director


/S/ JOHN H. ROGERS, JR.        Vice President/Controller          June 28, 2002
-----------------------
John H. Rogers, Jr.            (Principal Financial and
                               Accounting Officer)


/S/ JAMES A. MALLON            Chairman and Director               June 28, 2002
-------------------
James A. Mallon



/S/ CARL J. LUTZ               Director                            June 28, 2002
----------------
Carl J. Lutz



/S/ JOSEPH M. ROB              Director                            June 28, 2002
-----------------
Joseph M. Rob


/S/ RODNEY A. BUCK             Director                            June 28, 2002
------------------
Rodney A. Buck


                     * * * * * * * * * * * * * * * * * * * *